                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Children's Comprehensive Services, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            805 South Church Street
                         Murfreesboro, Tennessee  37130

                               --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, AUGUST 16, 1995

                               --------------------

      Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Children's Comprehensive Services, Inc. (the
"Company"), will be held at the offices of the Company located at 805 South Church Street, Murfreesboro, Tennessee, on Wednesday, August 16, 1995 at 10:00 a.m., local time for the following purposes:

      (1) To elect six directors to serve until the next Annual Meeting and until their successors are duly elected and qualified;

      (2) To consider and act upon a proposal to amend the Company's 1989 Stock Option Plan for Non-Employee Directors to increase the annual stock option grant made to non-employee directors from 5,000 shares to 7,500 shares and to comply with new rules relating to qualified formula plans adopted by the Securities and Exchange Commission;

      (3) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the 1996 fiscal year; and

      (4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 19, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

      Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters to be acted upon at the meeting.

                                          By Order of the Board of Directors


                                          Donald B. Whitfield
                                          -------------------
                                          Donald B. Whitfield
                                          Secretary

Murfreesboro, Tennessee
July 19, 1995


      YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, AT ANY TIME BEFORE IT IS VOTED.

                    CHILDREN'S COMPREHENSIVE SERVICES, INC.

                            805 South Church Street
                         Murfreesboro, Tennessee  37130

                                  -----------

                                PROXY STATEMENT

                                  -----------


      The accompanying proxy is solicited by the Board of Directors of Children's Comprehensive Services, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on August 16, 1995, at 10:00 a.m., local time at the offices of the Company, and any adjournments thereof, notice of which is attached hereto.

      This Proxy Statement and the Company's Annual Report to shareholders for the fiscal year ended March 31, 1995 (the "Annual Report"), have been mailed on or about July 19, 1995, to all shareholders of record on June 19, 1995.

      The purposes of the Annual Meeting are: to elect six directors; to consider and act upon a proposal to amend the Company's 1989 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan") to increase the annual stock option grant from 5,000 shares to 7,500 shares and to comply with new rules relating to qualified formula plans adopted by the Securities and Exchange Commission (the "SEC"); to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the next fiscal year; and to transact such other business as may properly be brought before the meeting.

      A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before the shares subject to it are voted by attending the Annual Meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation or by duly executing a proxy bearing a later date. Unless so revoked, the shares represented by the proxy will be voted at the Annual Meeting. Where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specifications. If no specification is made, such shares will be voted for the election of all director nominees, for the amendments of the Non-Employee Director Plan and for the approval of Ernst & Young LLP.

      The Board of Directors knows of no other matters which are to be brought to a vote at the Annual Meeting. However, if any other matter does come before the meeting, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

      The Board of Directors has fixed the close of business on June 19, 1995 as the record date for the Annual Meeting (the "Record Date"). The Company's only outstanding class of securities is its Common Stock, $.01 par value per share ("Common Stock"). On the Record Date, the Company had outstanding 10,711,782 shares of Common Stock. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. Shareholders will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy authorized in writing.

      The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this Proxy Statement. Such solicitation will be made by mail, and may also be made by the Company's regular officers or employees personally or by telephone or telegram. The Company does not anticipate paying any compensation to any party other than its regular employees for the solicitation of proxies, but may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners.


                       PROPOSAL 1.  ELECTION OF DIRECTORS

      Directors are elected each year to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Company's By-Laws provide for a minimum of three (3) and a maximum of fifteen (15) directors, the exact number to be set by the Board of Directors. The current Board of Directors consists of six (6) members, all of whom are nominees to be elected as directors at the Annual Meeting. Unless contrary instructions are received, shares represented by proxies will be voted in favor of the election as directors of all the nominees named below. If for any reason any of such nominees is unable to serve, the persons voting the proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The Board of Directors has no reason to expect that any of these nominees will be unable to be candidates at the Annual Meeting, and therefore, does not at this time have any substitute nominees under consideration. The information relating to the six nominees set forth below has been furnished to the Company by the individuals named.

      The directors shall be elected by a plurality of the votes cast in the election by holders of the Common Stock represented and entitled to vote at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

                                   DIRECTORS

                                POSITION(S)
NAME                     AGE    WITH COMPANY                  DIRECTOR SINCE
- ----                     ---    ------------                  --------------
William J Ballard        53     Chairman, Chief Executive     May 1993
                                Officer, President and
                                Director

Amy S. Harrison          45     Vice Chairman and Director    May 1988

Martha A. Petrey, Ph.D.  52     Executive Vice President      May 1988
                                and Director

Thomas B. Clark          53     Director                      September 1994

Joseph A. Fernandez,     59     Director                      September 1994
Ed.D.

David L. Warnock         37     Director                      September 1994


      Mr. Ballard joined the Company in June 1990 and served as Vice President Finance and Treasurer until May 14, 1992. At that time, Mr. Ballard assumed the position of Vice President Finance at Cumberland Health Systems, Inc., in connection with its proposed merger with the Company. Subsequent to the termination of the proposed merger, Mr. Ballard, on March 26, 1993, was appointed as President and Chief Executive Officer of the Company, was appointed a director of the Company in May 1993 and, in September 1994, was appointed Chairman of the Board of Directors. Mr. Ballard served as President of Paladin Capital, Inc. from March 1988 through May 1990, and as President of Major Safe Co., Inc. from 1973 through 1987.

      Ms. Harrison founded a group of corporations collectively known as Advocate Schools ("Advocate Schools") in 1977, served as an executive officer and a director of those corporations until their acquisition by the Company in March 1988 and February 1990, and now serves as Vice Chairman of the Company. Prior to September 1994, Ms. Harrison served as an Executive Vice President of the Company as well as Vice Chairman of the Company from May 1990 through March 1993. Ms. Harrison was elected a director of the Company in May 1988. In addition to her work with the Company, Ms. Harrison serves as a consultant to the California State Department of Education and has had numerous state and county appointments.

      Dr. Petrey served as an executive officer and a director of Advocate Schools from 1980 until their acquisition by the Company in 1988 and 1990. She became an Executive Vice President of the Company in March 1988 and was elected a director of the Company in May 1988. She holds a Ph.D. in clinical psychology from the University of South Carolina and is a licensed clinical psychologist with experience in both public and private practice.

      Mr. Clark is an attorney-at-law in private practice.  From January
1994 until October 1994, he served as Executive Vice President-Administration and General Counsel of Genesco, Inc., a footwear and apparel manufacturer and retailer headquartered in Nashville, Tennessee. Prior to assuming that position, Mr. Clark served as a partner in the law firm of Boult, Cummings, Conners & Berry in Nashville, Tennessee from 1987 to 1994.

      Dr. Fernandez is President and Chief Executive Officer of School Improvement Services, Inc., a Winter Park, Florida organization which provides consulting services related to school improvement at the state, district or school level. Dr. Fernandez also served as President of The Council of the Great City Schools. Based in Washington, D.C., this organization represents large urban public school districts and seeks to advance urban education in America. Prior to assuming such positions in 1993, he served, from 1990 to 1993, as Chancellor of the New York City Public Schools, and, prior thereto, served as Superintendent of the Dade County Public Schools in Miami, Florida, from 1987 to 1990. Dr. Fernandez received his Doctor of Education from Nova University in 1985.

      Mr. Warnock is a partner in Cahill, Warnock & Company, an investment management company, as well as a consultant to the Advisory Committee of
T. Rowe Price Strategic Partners II, L.P., a principal shareholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management." Until July 1995, Mr. Warnock served as President of T. Rowe Price Strategic Partners II, L.P. and as a Vice President of T. Rowe Price Associates. Previously, Mr. Warnock served as Executive Vice President of the T. Rowe Price New Horizons Fund.

      Pursuant to an agreement dated September 20, 1993 between the Company,
T. Rowe Price Strategic Partners Fund II, L.P. ("T. Rowe Price"), Ms.
Harrison and Dr. Petrey, such persons have agreed to vote their shares in accordance with the pro rata ownership of T. Rowe Price so that T. Rowe Price has representation on the board approximately equal to its percentage ownership in the Company. Mr. Warnock and Dr. Fernandez are the designated representatives of T. Rowe Price.

      MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company's Compensation Committee (the "Compensation Committee") is currently composed of Messrs. Clark and Warnock and Dr. Fernandez. The Compensation Committee, which met once during the fiscal year ended March 31, 1995, is responsible for the administration of the Company's compensation policies, makes recommendations regarding executive compensation and administers the Company's stock incentive plans. See "Executive Compensation
- - Compensation Committee Report."

      The Company's Audit Committee (the "Audit Committee") is currently composed of Messrs. Clark and Warnock and Dr. Fernandez. The Audit Committee, which met once during the fiscal year ended March 31, 1995, reviews the Company's internal accounting controls and systems, the results of the Company's annual audit and the Company's accounting policies and any change therein.

      The Nominating Committee, which met once during the fiscal year ended March 31, 1995, is currently composed of all the members of the Board of Directors. The primary function of the Nominating Committee is to recommend persons to be considered for election to the Board of Directors. In making such recommendation, the Nominating Committee will consider nominations submitted by shareholders to the Secretary of the Company prior to the deadline for shareholder proposals as further described under "Proposals of Shareholders" herein.

      During the fiscal year ended March 31, 1995, the Company's Board of Directors met four times. Every incumbent director attended at least 75% of the combined total meetings of the Board and committees of the Board on which the director served at any time during the year.

DIRECTOR COMPENSATION

      The Company's directors receive an annual retainer of $4,000 and reimbursement for expenses. In addition, the Company has adopted the Non-Employee Director Plan pursuant to which each non-employee director of the Company receives an automatic annual stock option grant with an exercise price per share equal to the fair market value of the Common Stock on the date of grant. The annual stock option grant currently made to non-employee directors is for 5,000 shares; however, the shareholders are being asked at the Annual Meeting to consider and act upon a proposal to increase the annual stock option grant made to non-employee directors from 5,000 to 7,500 shares of Common Stock. See "Proposal 2 - Approval of Amendments to the 1989 Stock Option Plan for Non-Employee Directors." The Board of Directors may, in the future, adjust the compensation of directors as it deems advisable and consistent with the best interests of the Company and its shareholders and the financial abilities of the Company.


                               EXECUTIVE OFFICERS

      The following are the current executive officers of the Company.

NAME                         AGE     POSITION(S) WITH COMPANY
- ----                         ---     ------------------------
William J Ballard            53      Chairman, Chief Executive Officer,
                                     President and Director

Amy S. Harrison              45      Vice Chairman and Director

Martha A. Petrey, Ph.D.      52      Executive Vice President and Director

Stephen H. Norris            50      Executive Vice President

Kathryn Behm Celauro         47      Vice President Business Development

Mary P. Trainor              49      Vice President

Donald B. Whitfield          43      Vice President Finance, Secretary and
                                     Treasurer

     The following background information relates to those executive officers who are not also directors. For information regarding the executive officers who are also directors, see "DIRECTORS."

     Mr. Norris joined the Company in June 1990 and presently serves as an Executive Vice President. From June 1990 until March 1993, Mr. Norris was President of the Company. From December 1988 to May 1990, he served as the Executive Director of the Tennessee Business Roundtable, and from 1985 to 1988, Mr. Norris served as Commissioner of the Tennessee Department of Correction.

     Ms. Celauro joined the Company in January 1987 and served as the Company's Secretary and a Vice President from August 1987 to August 1990, and as Secretary and Senior Vice President from August 1990 through March 1993. From April 1993 through October 1993, Ms. Celauro served as a Vice President at Cumberland Health Systems, Inc. In November 1993, she returned to the Company to assume the position of Vice President Business Development. From September 1985 to January 1987, Ms. Celauro served as Commissioner of Revenue for the State of Tennessee. Prior to that time, she served as legal counsel to the Commissioner of Finance and Administration and prior thereto was an Assistant Attorney General for the State of Tennessee for four years.

     Ms. Trainor served as Administrative Director of Advocate Schools/Group Homes from 1985 to 1988. She joined the Company as Director of Operations, Advocate Schools and Group Homes in March 1988 following the Company's acquisition of three of the four Advocate Schools corporations. She became a Vice President of the Company in 1989. From 1983 until 1985, she was the assistant Managing Editor of the Desert Sun newspaper.

     Mr. Whitfield joined the Company as Controller in March 1988, and assumed the additional duties of Assistant Secretary and Assistant Treasurer in May 1991. In March 1993 Mr. Whitfield was appointed Vice President Finance, Secretary and Treasurer. Mr. Whitfield is a certified public accountant and served in various financial management capacities at Advantage Companies, Inc. from July 1983 to March 1988.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as of the Record Date with respect to those persons known to the Company to be the beneficial owners of more than 5% of the Common Stock. Unless otherwise noted, the Company has been advised that all of the shares listed below are beneficially owned and, the sole investment and voting power is held by, the person named.

      NAME AND ADDRESS OF          AMOUNT AND NATURE OF       PERCENT
       BENEFICIAL OWNER            BENEFICIAL OWNERSHIP       OF CLASS
       ----------------            --------------------       --------
      T. Rowe Price Strategic         3,668,560                34.3%
        Partners Fund II, L.P.
      100 East Pratt Street
      Baltimore, MD  21202

      Amy S. Harrison                   709,159(1)              6.6%
      11980 S. Mt. Vernon
      Grand Terrace, CA  92324

      Martha A. Petrey, Ph.D.           695,159(2)              6.4%
      11980 S. Mt. Vernon
      Grand Terrace, CA  92324

(1) Includes 100,000 stock options granted to Ms. Harrison. The shares issuable to Ms. Harrison upon the exercise of these options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by her, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 86,000 stock options granted to Dr. Petrey. The shares issuable to Dr. Petrey upon the exercise of these options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock beneficially owned by her, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

SECURITY OWNERSHIP OF MANAGEMENT

    The following information pertains to the Common Stock beneficially owned, directly or indirectly, by each director, each of the executive officers named in the Summary Compensation Table (collectively, the "Named Officers"), and by all directors and executive officers as a group, as of the Record Date. Unless otherwise noted, the Company has been advised that all of the shares listed below are beneficially owned and the sole investment and voting power is held by the person named.

                                       AMOUNT AND NATURE OF          PERCENT
      BENEFICIAL OWNERS                BENEFICIAL OWNERSHIP(1)       OF CLASS
      -----------------                --------------------          --------
      Amy S. Harrison(2)(3)                    709,159                  6.6%
      Martha A. Petrey, Ph.D.(2)(3)            695,159                  6.4%
      William J Ballard(2)(3)                  242,000                  2.2%
      Thomas B. Clark(2)                         7,000(4)                *
      Joseph A. Fernandez, Ed.D.(2)             25,502(5)                *
      David L. Warnock(2)                    3,673,560(6)              34.3%
      Stephen H. Norris(3)                      40,200                   *

      All Executive Officers and
        Directors as a Group
        (10 persons)                         5,497,110                 48.6%

* Less than one percent

(1) The shares indicated include the following shares issuable upon exercise of currently exercisable stock options:

            William J Ballard                        240,000
            Amy S. Harrison                          100,000
            Martha A. Petrey, Ph.D.                   86,000
            Stephen H. Norris                         40,000
            Thomas B. Clark                            5,000
            Joseph A. Fernandez, Ed.D.                 5,000
            David L. Warnock                           5,000
            All Executive Officers and
              Directors as a Group                   572,750

    The shares issuable to each of these persons upon the exercise of these options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

(2) Director.

(3) Named officer.

(4) Includes 2,000 shares of Common Stock held by the spouse of Mr. Clark, of which Mr. Clark disclaims beneficial ownership.

(5) The shares indicated also include a warrant for 16,000 shares of stock issued to School Improvement Services, Inc. Dr. Fernandez may be deemed to be a beneficial owner of the shares indicated by virtue of his position as President and Chief Executive Officer and a principal shareholder of School Improvement Services, Inc. See "Certain Transactions."

(6) Mr. Warnock may be deemed to be an indirect beneficial owner of the shares indicated by virtue of his position as a consultant to the Advisory Committee and as the former President of T. Rowe Price Strategic Partners II, L.P., the general partner of T. Rowe Price. T. Rowe Price owns all the shares indicated, and Mr. Warnock disclaims beneficial ownership of such shares.

REPORTS OF BENEFICIAL OWNERSHIP UNDER SECTION 16(A) OF THE EXCHANGE ACT

    Under the securities laws of the United States, the Company's directors, executive officers and any person holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. These persons also are required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates. Based solely on a review of the reports furnished to the Company and written representations from the Company's directors and executive officers, the Company believes that all of these filing requirements were satisfied by the Company's directors, executive officers and ten percent holders during the 1995 fiscal year except as follows: an open market purchase by Dr. Joseph Fernandez of 800 shares of Common Stock in December 1994 was not reported until April 1995 and open market sales by Hubert McCullough, a former director, of 5,000 shares of Common Stock in July 1994 and 15,000 shares of Common Stock in August 1994 were not reported until May 1995.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The table below shows information concerning the annual and long term compensation for services in all capacities to the Company for the past three fiscal years for the Chief Executive Officer and the other executive officers who were serving as executive officers at March 31, 1995 whose total cash compensation exceeded $100,000 (collectively, the "Named Officers"):


                                   Annual Compensation            Long-Term Compensation

                                                                         Awards                  Payouts
                                                                  -----------------------        -------
                                                                  Restricted
                                                                    Stock                          LTIP       All Other
                                                                   Award(s)      Options/         Payouts      Compen-
Name and Principal Position        Year   Salary ($)  Bonus($)      ($)          SARs (#)          ($)         sation($)
- ---------------------------        ----   ----------  --------    ---------      --------         -------     ----------
William J Ballard(1)               1995   160,000     67,403         --          40,000              --            --
Chairman, Chief Executive          1994   100,000    105,007         --              --              --            --
Officer and President              1993    19,869       --           --         200,000              --            --

Amy S. Harrison                    1995   160,000     67,403         --          40,000              --            --
Vice Chairman                      1994   100,000     63,004         --          20,000              --            --
  and Director                     1993   310,683       --           --            --                --       150,000(2)

Martha A. Petrey, Ph.D.            1995   130,000     31,294         --          26,000              --            --
Executive Vice President           1994   100,000     52,503         --          20,000              --            --
  and Director                     1993   310,683       --           --            --                --       130,000(3)

Stephen H. Norris                  1995    96,000     24,072         --          20,000              --            --
Executive Vice President           1994    90,000     21,002         --          20,000              --            --
                                   1993    94,498       --           --            --                --            --

(1) Mr. Ballard was Vice President Finance and Treasurer from June 1990 until May 1992 when, in connection with the Company's proposed merger with Cumberland Health Systems, Inc., he assumed the position of Vice President Finance of Cumberland. Subsequent to the termination of the proposed merger, Mr. Ballard was appointed, on March 26, 1993, President and Chief Executive Officer of the Company and, in September 1994, was appointed Chairman of the Board of Directors.

(2) Other compensation for Ms. Harrison includes $100,000 received under the terms of a non-competition agreement between Ms. Harrison and the Company, and $50,000 accrued supplemental compensation, which was subsequently paid in fiscal 1994.

(3) Other compensation for Dr. Petrey includes $30,000 received pursuant to a modification of Dr. Petrey's employment agreement, and $100,000 received under the terms of a non-competition agreement between Dr. Petrey and the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The table below shows information concerning the grants of stock options pursuant to the 1987 Employee Stock Option Plan during the year ended March 31, 1995 to the Named Officers. No Stock Appreciation Rights ("SARs") have ever been granted by the Company.

                                                                                            Potential
                                                                                            Realizable
                                                                                            Value at
                                                                                            Assumed
                                                                                            Annual Rates
                                                                                            of Stock Price
                                                                                            Appreciation
                                       Individual Grants                                    For Option Term
                         --------------------------------------------                       ---------------
                                         % of Total
                                         Options/
                         Options/        SARs                Exercise
                           SARs          Granted to          or Base
                         Granted(1)      Employees in        Price        Expiration
Name                       (#)           Fiscal Year         ($/Sh)         Date            5%($)    10%($)
- ----                     ----------      -----------------   --------     ----------        ---------------
William J Ballard          40,000         16.16%             1.625         05/03/04         40,800  103,600

Amy S. Harrison            40,000         16.16%             1.625         05/03/04         40,800  103,600

Martha A. Petrey, Ph.D.    26,000         10.51%             1.625         05/03/04         26,250   67,340

Stephen H. Norris          20,000          8.08%             1.625         05/03/04         20,400   51,800

(1)  These options became exercisable upon issuance.


AGGREGATED OPTION/SAR EXERCISES
IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

     The table below provides information as to the number of shares covered by both exercisable and unexercisable stock options pursuant to the 1987 Employee Stock Option Plan as of March 31, 1995. Also reported are the values for the "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. No options were exercised by the Named Officers during the fiscal year ended March 31, 1995.

                                                           Number of
                                                           Securities           Value of
                                                           Underlying          Unexercised
                                                           Unexercised        In-the Money
                                                           Options/SARs       Options/SARs
                                                          at Year End (#)     at Year End ($)
                                                          ---------------     ----------------
                        Shares Acquired      Value        Exercisable(E)/     Exercisable(E)/
Name                    on Exercise (#)    Realized($)    Unexercisable(U)    Unexercisable(U)
- ----                    ---------------    -----------    ----------------    ----------------
William J Ballard              --              --           240,000 E           503,000 E

Amy S. Harrison                --              --           100,000 E            77,500 E

Martha A. Petrey, Ph.D.        --              --            86,000 E            63,500 E

Stephen H. Norris              --              --            40,000 E            57,500 E



     The Company has no long term incentive plans or defined benefit or actuarial plans covering any employees of the Company as is defined in SEC regulations.

DISCLOSURE OF COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Currently, the Compensation Committee is composed of Messrs. Clark and Warnock and Dr. Fernandez. Dr. Fernandez is President and Chief Executive Officer and a principal shareholder of School Improvement Services, Inc. During fiscal 1995, the Company entered into an agreement with School Improvement Services, Inc. for marketing and consulting services. Compensation under this agreement is comprised of an annual fee of $50,000 and warrants for 16,000 shares of Common Stock, excercisable at $3.125 per share. Additionally, in the event the average closing price of the Common Stock during the period October 1, 1994 through September 30, 1995 is less than $3.125 per share, then the number of shares issuable under this warrant will be adjusted to equal the number of shares obtained by dividing $50,000 by the average closing price of the Common Stock. See "Certain Transactions."

CERTAIN TRANSACTIONS

    Amy S. Harrison and Martha A. Petrey, Ph.D. are the former shareholders of Advocate Schools and are now executive officers and directors of the Company. After acquiring Advocate Schools, the Company continued payments under several real property leases between Ms. Harrison and Dr. Petrey and Advocate Schools on real property owned by Ms. Harrison and Dr. Petrey. These leases expired during fiscal 1994. However, the Company continues to lease certain of the subject properties on a month-to-month basis under the same payment terms and conditions as in the original leases. Payments to Ms. Harrison and Dr. Petrey under these month-to-month rental arrangements during fiscal 1995 totaled $101,000.

    In September 1993, the Company received $1,500,000 from T. Rowe Price Strategic Partners Fund II, L.P. ("T. Rowe Price") under a 12%, one-year term loan. This loan had equity components through which T. Rowe Price received 344,401 shares of the Company's Common Stock upon closing and a warrant to increase its ownership position to up to one-third of the Company's total outstanding Common Stock. In July 1994, T. Rowe Price exercised its warrant, receiving 3,324,159 shares of Common Stock for a total consideration of $1,848,000. A portion of the proceeds from the warrant exercised, $500,000, was used to reduce the balance outstanding under the term loan to $1,000,000. In September 1994, T. Rowe Price renewed the $1,000,000 balance outstanding under this loan for a term of five years; the balance outstanding under this loan at March 31, 1995 was $731,000.


    During fiscal 1995, the Company entered into an agreement with School Improvement Services, Inc., of which Dr. Fernandez serves as President and Chief Executive Officer, for marketing and consulting services.
Compensation under this agreement is comprised of an annual fee of $50,000 and warrants for 16,000 shares of Common Stock, excercisable at $3.125 per share. Additionally, in the event the average closing price of the Common Stock during the period October 1, 1994 through September 30, 1995 is less than $3.125 per share, then the number of shares issuable under this warrant will be adjusted to equal the number of shares obtained by dividing $50,000 by the average closing price of the Common Stock.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee is responsible for the administration of the Company's compensation policies, makes recommendations regarding executive compensation and administers the Company's stock incentive plans. See "Meetings and Committees of the Board of Directors".

    The Company's levels of executive compensation were evaluated during fiscal 1993 and modified significantly with the commencement of the Company's fiscal year which began April 1, 1993. The Company's executive compensation policies have been modified to more clearly provide competitive levels of compensation while integrating total compensation with Company performance. The Company's modified executive compensation program has three primary components: base salary, annual bonus, and stock option awards.

    The Compensation Committee determines salary and bonus ranges. Bonus awards are tied directly to the achievement of specified operating results. The specific criteria for awarding bonuses and the amounts of such bonuses are determined by the Compensation Committee, and are based on the attainment of targeted levels of earnings. In fiscal 1995 the Company exceeded the targeted level of earnings and, consequently, the exeutive officers of the Company received performance bonuses which aggregated $238,317.

    The Compensation Committee believes that stock options are an excellent means for compensating employees because options tend to reward their holders for realizing longer term market performance. The Company grants options with exercise prices equal to or greater than market price on the date of the grant and the options are exercisable over a ten year period.
In fiscal 1995 the Company granted an aggregate of 171,000 stock options to executive officers in recognition of their prior service to the Company and as an incentive to such officers to enhance the Company's long term success.

    The Company's Chief Executive Officer (the "CEO"), William J Ballard, entered into an employment agreement with the Company for the fiscal year which began April 1, 1993; Mr. Ballard does not currently have an employment agreement with the Company. The Company's employment relationship with Mr. Ballard is reviewed annually. The Compensation Committee believes that Mr. Ballard's base salary of $160,000 is competitive with the base salary of other CEOs of comparably sized companies. Mr. Ballard is also eligible for an incentive bonus based on the Company's operating performance in fiscal 1996. The specific criteria for the awarding of such bonus is determined by the Compensation Committee. The Compensation Committee believes that the compensation package offered to Mr. Ballard is appropriate in relation to compensation packages for similarly situated officers of publicly held companies, especially in light of the record financial performance of the Company in fiscal 1995.

    The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation for federal income tax purposes enacted as part of the 1993 Omnibus Budget Reconciliation Act ("OBRA") and to seek to qualify the Company's long-term compensation awards as performance-based compensation excluded from the $1,000,000 limit. Compensation under the Company's stock incentive plans is currently excluded from the $1,000,000 limit under the transition rules contained in the proposed Treasury regulations under OBRA and none of the Company's executive officers has received other compensation that could potentially exceed the applicable limits under OBRA.

    The tables set forth under "Executive Compensation", and accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Thomas B. Clark

Joseph A. Fernandez, Ed.D.

David L. Warnock

                            STOCK PERFORMANCE GRAPH

The following graph demonstrates the cumulative total return to shareholders of the Common Stock during the previous five years in comparison to the cumulative total return on the Nasdaq Stock Market-U.S. and a select peer group of companies. The cumulative total return basis assumes reinvestment of dividends.

                                        Children's           Nasdaq Stock
         Measurement Period            Comprehensive          Market (US
        (Fiscal Year Covered)          Services, Inc.         Companies)        Peer Group
3/31/90                                     100                  100                100
3/31/91                                      53                  114                102
3/31/92                                      19                  146                121
3/31/93                                       5                  167                 95
3/31/94                                      22                  181                 93
3/31/95                                      36                  201                112



* Peer Group index includes companies in SIC 8200, Educational Services. The index was prepared by The Center for Research in Securities Prices, The University of Chicago Graduate School of Business.

       PROPOSAL 2:  APPROVAL OF AMENDMENTS TO THE 1989 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

    The Board of Directors has approved and recommends that the shareholders approve amendments to the Company's 1989 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan") to increase the annual stock option grants made to non-employee directors from 5,000 to 7,500 shares of Common Stock and to comply with new rules of the Securities and Exchange Commission (the "SEC"), which have been adopted since the approval of the Non-Employee Director Plan. The Non-Employee Director Plan, adopted by the Company's shareholders in September 1989, authorizes the issuance of options to purchase 200,000 shares of Common Stock. On the Record Date 185,000 shares of Common Stock were available for issuance under the Non-Employee Director Plan with a market value of $462,500 on such date.

    The Non-Employee Director Plan is a non-discretionary, formula plan which provides for automatic annual grants to all non-employee directors of the Company. Under the terms of the Non-Employee Director Plan, all non-employee directors of the Company currently receive an automatic annual stock option grant for 5,000 shares of Common Stock with an exercise price per share equal to the fair market value of the Common Stock on the date of grant. The Board of Directors has concluded that increasing the annual formula option grant to non-employee directors to 7,500 shares will advance the interests of the Company and its shareholders by allowing the Company to attract and retain the highest quality of experienced persons as directors, by providing directors a greater incentive for outstanding performance and by increasing their proprietary interest in the Company through stock ownership. In addition, certain amendments to the Non-Employee Director Plan are being presented to the shareholders for approval to comply with new rules relating to requirements of SEC qualified formula plans, which have been adopted by the SEC since the approval of the Non-Employee Director Plan by the Company's shareholders.

    If shareholder approval of the amendments to the Non-Employee Director Plan is obtained, stock options for 7,500 shares will be granted to each non-employee director of the Company on the date of each annual meeting of shareholders (commencing with the Annual Meeting) at an exercise price equal to the fair market value of the Common Stock on the date of grant. There are currently three non-employee members of the Board of Directors. The options granted under the Non-Employee Director Plan will become exercisable, in whole or in part, six months from the date of grant and remain exercisable for a period of ten years. Payments for shares purchased at the time an option is exercised may be entirely in cash or in shares of Common Stock issued or issuable pursuant to such option.

    The Non-Employee Director Plan is administered as a non-discretionary plan. Therefore, the Non-Employee Director Plan does not permit any discretion to be exercised with respect to the selection of directors to whom stock options may be granted or allocated, the number of shares subject to option or the exercise price for an option. In the event of any change (through recapitalization, merger, consolidation, stock dividend, stock split-up, combination or exchanges of shares or otherwise) in the character or amount of the Common Stock, the number of shares subject to any option and the price per share thereof will be equitably adjusted.

    The right to exercise options granted pursuant to the Plan will be accelerated (i) upon the tender to, or acquisition by, a third party of 33-1/3% of the outstanding Common Stock or (ii) upon approval by the shareholders of the Company of (a) a plan of merger in which the Company would not be the surviving corporation, or (b) a plan or agreement of consolidation or (iii) the sale, exchange or disposition of all or substantially all of the Company's assets, if, in any such case, all or any portion of the consideration to be received by the shareholders of the Company in connection therewith includes some amount of cash.

    The options granted under the Non-Employee Director Plan shall remain exercisable for a period of ten years so long as the non-employee director shall remain a member of the Board of Directors. In the event a non-employee director ceases to be a member of the Board of Directors (other than termination by reason of death, total or permanent disability or retirement), any options which were exercisable at the time of such termination may be exercised any time for a period of six months from the date of termination, except that in the case of termination for "due cause" (as defined in the Non-Employee Director Plan), such options must be exercised within 30 days from the date of termination. In the event of the death of a non-employee director, any options which were exercisable at the time of death may be exercised at any time for a period of one year from the date of death by such person or persons as shall have acquired the right to exercise such options by will or the laws of descent and distribution. In the event of termination from the Board of Directors due to total and permanent disability or retirement, any options which are exercisable at the time of such termination may be exercised at any time for a period of one year following such termination. Notwithstanding the foregoing, all options granted under the Non-Employee Director Plan shall terminate not later than 10 years after the date such options were granted.

    There will be no Federal income tax consequence to the Company or the non-employee directors upon the grant of options under the Non-Employee Director Plan. However, non-employee directors, except as noted below, will realize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price at the time an option granted under the Non-Employee Director Plan is exercised. The Company generally will be entitled to a tax deduction at the same time and in the same amount that the non-employee director realizes ordinary income. If Common Stock so acquired is later sold or exchanged, then the difference between the sale price and the fair market value of such stock on the date of exercise of the option generally is taxable as long-term or short-term capital gain or loss depending upon whether the Common Stock has been held for more than one year after such date.

    A non-employee director who pays the exercise price upon exercise, in whole or in part, of an option granted under the Non-Employee Director Plan by delivering shares of the Common Stock subject to such option will realize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed as described above. The shares acquired upon exercise which are equal in number to the shares surrendered will have a basis equal to the basis of the shares surrendered, and the holding period of such shares will include the holding period of the shares surrendered. The basis of additional shares received upon exercise of the option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. The Company shall have the right to require a non-employee director to tender an amount, in cash or shares, sufficient to satisfy any Federal, state and local withholding tax requirements prior to the delivery of any certificate for such shares. The Non-Employee Director Plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

    The Non-Employee Director Plan may be amended or terminated at any time by the Board of Directors or the shareholders; provided, however, that without the approval of the Company's shareholders, no amendment shall: (i) increase the number of shares which may be issued under the Non-Employee Director Plan, (ii) alter any option price other than to change the manner of determining the fair market value of the Common Stock; (iii) extend the term of any option; (iv) modify the eligibility requirements to receive awards under the Non-Employee Director Plan; or (v) change the provisions relating to adjustments to be made upon a change in the capitalization of the Company. Notwithstanding the foregoing, the Non-Employee Director Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules thereunder.

    The foregoing description is qualified in its entirety by reference to the complete text of the Amended and Restated 1989 Stock Option Plan for Non-Employee Directors, which is set forth as Exhibit A to this Proxy Statement. The Amended and Restated Stock Option Plan for Non-Employee Directors has been marked to indicate the amendments being presented for shareholder approval.

    On July 14, 1995, the closing sale price of the Common Stock as reported on the Nasdaq National Market was $2.625.

                      FISCAL 1996 PROPOSED BENEFITS UNDER
                              AMENDED AND RESTATED
               1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   Options         Exercise     Value of
                                   Granted          Price       Options
       Name                          (#)          ($/Share)       ($)
- --------------------------         -------        ---------     --------
Thomas B. Clark                    7,500(1)          (1)          (1)

Joseph A. Fernandez, Ed.D.         7,500(1)          (1)          (1)

David L. Warnock                   7,500(1)          (1)          (1)

- --------------

(1) Subject to shareholder approval of the amendments to the Non-Employee Director Plan, an annual grant will be made to each non-employee director as of the date of the Annual Meeting. The exercise price of these options will be the closing sale price of the Common Stock as reported on the Nasdaq National Market on the date of grant.
    Accordingly, the value of such options cannot be determined at this time.

    The affirmative vote of the holders of a majority of the Common Stock present and entitled to vote at the Annual Meeting is required to approve the amendments to the Non-Employee Director Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR PLAN.

             PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of directors has appointed Ernst & Young LLP as independent auditors of the Company for the 1996 fiscal year, subject to approval by the shareholders. Ernst & Young LLP has served as the Company's independent auditors since its inception in July 1985. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative so desires, and will be available to respond to appropriate questions.

    The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon is required for adoption of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
PROPOSAL.


                           PROPOSALS OF SHAREHOLDERS

    Shareholders intending to submit proposals for presentations at the fiscal 1996 Annual Meeting of Shareholders of the Company and inclusion in the proxy statement and form of proxy for such meeting should forward such proposals to William J Ballard, Chief Executive Officer, Children's Comprehensive Services, Inc., 805 South Church Street, Murfreesboro, Tennessee 37130. Proposals must be in writing and must be received by the Company prior to March 18, 1996. Proposals should be sent to the Company by certified mail return receipt requested.


                            METHOD OF COUNTING VOTES

    Pursuant to rules promulgated by the SEC, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to vote "for," "against" or "withhold authority" (or abstain) to vote for one or more of the director nominees, and to vote "for," "against" or "abstain" from voting on any other matters submitted to the shareholders. Under applicable securities laws, Tennessee law and the Company's charter and bylaws, an abstention or withholding of authority to vote will have no effect on the outcome of the election of directors, as such election is determined by the number of votes cast. With regard to the election of directors, however, shares represented at the Annual Meeting by proxies containing instructions to abstain, or withholding authority to vote, will nonetheless be counted as present for purposes of determining whether a quorum exists at the Annual Meeting. With respect to the approval of the amendments to the Non-Employee Director Plan, an abstention or withholding of authority to vote will have the same effect as a vote against the amendments, as a majority of all shares present, or represented, and entitled to vote is necessary for such approval.

    A broker non-vote occurs when a broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matters.
Under Tennessee law and the Company's charter and bylaws, broker non-votes will have no impact on any of the matters submitted to the shareholders, but shares represented by a proxy card marked with a non-vote would be counted as present for purposes of determining the existence of a quorum.


                                          By Order of the Board of Directors


                                          Donald B. Whitfield
                                          -------------------
                                          Donald B. Whitfield
                                          Secretary

                                                                      EXHIBIT A



                   CHILDREN'S COMPREHENSIVE SERVICES, INC.

                 AMENDED AND RESTATED 1989 STOCK OPTION PLAN

                          FOR NON-EMPLOYEE DIRECTORS


         1. PURPOSE. The Children's Comprehensive Services 1989 Stock Option Plan for Non-Employee Directors (the "Plan") is intended to provide a method whereby non-employee members of the Board of Directors of Children's Comprehensive Services (the "Company") may be encouraged to acquire a larger stock ownership position in the Company, thus increasing their proprietary interest in the Company and its long term growth, and providing them with additional motivation to continue to serve the Company and its shareholders as a member of the Board of Directors. Such non-employee members of the Board of Directors are hereinafter referred to as "Directors."


         2. ADMINISTRATION. It is intended that the Plan be administered as a nondiscretionary plan. The Plan does not permit any discretion to be exercised as to:

                 (a) the selection of Directors to whom stock options under the Plan may be granted or allocated, and

                 (b) the number of shares granted or allocated to individual Directors under the Plan.

         3. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 13 hereof, the stock to be offered under the Plan shall be authorized but unissued or reacquired shares of the Common Stock of the Company, $0.01 par value (the "Common Stock"). The total number of shares of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed in the aggregate 200,000 shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Options granted under the Plan shall be evidenced by a form of Stock Option Agreement approved by the Chief Executive Officer of the Company and consistent with the terms of the Plan.

         4. PARTICIPANTS. Eligible participants under the Plan are duly elected members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates who are not eligible to participate in any other stock option plans now, or hereafter, sponsored by the Company ("Participants").


         5. OPTION PRICE. Shares of Common Stock shall be offered under the terms of the Plan at a price equal to the fair market value of such Common Stock on the day the option is granted. As used in the Plan, fair market value shall be the last reported sales price of the Common Stock on the date of grant or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which a sale is transacted.

         6. OPTION GRANTS AND OPTION PERIOD. Upon approval by the shareholders of the Company, each Participant in the Plan automatically shall be granted annually during the term of the Plan options to purchase 7,500 shares of Common Stock for each year of service as a Director. All aforesaid options shall be subject to the terms of the Plan. Such grants shall be made on the date of the Annual Meeting of Shareholders of the Company. Each option shall be exercisable at any time, or from time to time, six (6) months after the date of grant, but not later than ten (10) years from the date the option is granted. Each option shall be subject to earlier termination as hereinafter provided.


         7. EXERCISE OF OPTIONS. Each option shall be exercisable, and the total number of shares of Common Stock subject thereto shall be subject to purchase, at one time or in installments, which need not be equal, as the Participants may elect; provided that no option or portion thereof shall be exercised except in respect of whole shares of Common Stock.

         No option or portion thereof shall be exercised until the shares of Common Stock reserved for the purposes of the Plan have been registered under the Securities Act of 1933, as amended, or the availability of an exemption from such registration has been determined.

         Each option outstanding or hereafter granted shall be immediately exercisable in full, notwithstanding any provision to the contrary in the Plan or in any Stock Option Agreement:


                 (a) upon the tender or the acquisition by any single party or group of parties acting in concert of thirty-three and one-third percent (33 1/3%) or more of the outstanding shares of Common Stock pursuant to tender offer, exchange offer or otherwise; or


                 (b)      upon approval by the shareholders of the Company of
         (i) an agreement or plan of merger under which the Company will not be the surviving corporation; (ii) a plan or agreement of consolidation; or (iii) the sale, exchange or other disposition of all or substantially all of the Company's assets if, in any such case, all or any portion of the consideration offered to or to which shareholders of the Company may be entitled to receive in connection with such tender offer, exchange offer, merger, consolidation, or sale, exchange or other disposition is in the form of cash (other than cash received pursuant to the exercise of shareholders' rights of dissent or to eliminate fractional shares) or other property.



         8. CONSIDERATION FOR OPTION. Each Participant shall, as consideration for the grant of an option hereunder, agree to remain on the Board six months from the date of the grant of such option.


         Nothing contained in this Plan (or in any Stock Option Agreement executed pursuant to the Plan) shall interfere in any way with the term of office or any other rights or duties of a Director as set out in the Company's Restated Charter or Bylaws.

         9. PAYMENT FOR STOCK. Payment for shares of Common Stock purchased at the time an option is exercised shall be made by a Participant entirely in cash upon exercise of the option, or by delivering to the Company, upon exercise of the option, shares of Common Stock issued or issuable pursuant to such option that have an aggregate fair market value on the date of such delivery equal to the purchase price of all or some portion of the shares subject to the Participant's option, with the balance of the price of the shares, if any, paid in cash. Upon receipt of such payment, the Company shall deliver to the Participant a stock certificate for the purchased shares.

         Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of options under the Plan. The Company shall withhold from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of an option hereunder, a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation, unless the Company in its sole discretion determines to accept a cash payment of such amount.

         10. RIGHTS IN THE EVENT OF TERMINATION. In the event a Participant shall cease membership on the Board (other than termination by reason of death, total and permanent disability, or retirement), any options which were exercisable at the time of such termination may be exercised at any time prior to the close of business six (6) months from the date of termination, or the next following business day, except that, in the case of termination for due cause, such options must be exercised within thirty (30) days from the date of termination, but, in either case, not later than ten (10) years after the grant of such options.


         For purposes of the Plan and the Plan only, "due cause" shall mean willful misconduct on the part of the Participant, gross negligence in the performance of the Participant's duties, or a material violation by the Participant of any agreement governing the terms of the Participant's service with the Company, as determined by the Company in its sole discretion.






         11. RIGHTS IN EVENT OF DEATH. In the event of the death of a Participant whose service on the Board has been terminated under the provisions of the Plan for reasons other than due cause, any options which were exercisable at the time of death may be exercised at any time prior to the close of business one (1) year from the date of death, or the next following business day, but not later than ten (10) years after the grant of such options, by any person previously designated in writing by the Participant which is delivered to the Company, or, in the absence of such written designation, by such person or persons as shall have acquired the right to exercise such options by will or by the laws of descent and distribution.

         12. OTHER RIGHTS. In the event of termination from the Board due to total and permanent disability or retirement, any options which were exercisable at the time of such termination may be exercised at any time prior to the close of business one (1) year following written certification which would be sufficient to qualify such Participant for benefits available to totally and permanently disabled employees under the Company-sponsored long-term disability plan (or its successor or equivalent), under the assumption such Participant was eligible for such benefits, or the effective date of retirement, but not later than ten (10) years after the grant of such options.

         13. RECAPITALIZATION. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Common Stock, the number of shares subject to any option under the Plan shall be equitably adjusted. A corresponding adjustment shall likewise be made in the number of shares and the exercise price per share of any shares subject to unexercised options or portions thereof that shall have been granted prior to any such change. However, any such adjustment shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share covered by the option.


         14. NONASSIGNABILITY. Options are not transferable otherwise than by will or the laws of descent and distribution, and are exercisable during a Participant's lifetime only by such Participant.


         15. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall remain in effect until all shares subject to options issued under the Plan shall have been purchased or distributed pursuant to such options; provided, however, that all such options must be granted prior to the tenth anniversary of the date of the approval of this Plan by the shareholders of the Company, and no option shall be granted under the Plan after such date. The Plan may be terminated, modified, suspended and amended by the shareholders of the Company. The Board of Directors may, without approval of the shareholders of the Company, suspend or terminate the Plan or modify or amend the Plan in any respect deemed advisable or convenient other than to change:


                 (a) the maximum number of shares for which options may be granted under the Plan;

                 (b) any option price, other than to change the manner of determining the fair market value of the Common Stock for the purposes of Section 5 hereof, or to conform with any then applicable provisions of the Code or regulations or rulings thereunder;

                 (c)      the maximum term of any option;

                 (d) the provisions of the Plan relating to the determination of the Directors to whom options may be granted; and

                 (e) the provisions of the Plan relating to adjustments to be made upon changes in the capitalization of the Company.


         Notwithstanding the foregoing, the Plan may not be modified or amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act, or the rules thereunder.

         The termination, modification or amendment of the Plan shall not, without the consent of a Participant, affect such rights under an option theretofore granted hereunder.


         16.     EFFECTIVE DATE.  The Plan shall become effective February 10,
1989.

                                                                      APPENDIX A

                   CHILDREN'S COMPREHENSIVE SERVICES, INC.

                 AMENDED AND RESTATED 1989 STOCK OPTION PLAN

                          FOR NON-EMPLOYEE DIRECTORS


         1. PURPOSE. The Children's Comprehensive Services 1989 Stock Option Plan for Non-Employee Directors (the "Plan") is intended to provide a method whereby non-employee members of the Board of Directors of Children's Comprehensive Services (the "Company") may be encouraged to acquire a larger stock ownership position in the Company, thus increasing their proprietary interest in the Company and its long term growth, and providing them with additional motivation to continue to serve the Company and its shareholders as a member of the Board of Directors. Such non-employee members of the Board of Directors are hereinafter referred to as "Directors."

         2. ADMINISTRATION. It is intended that the Plan be administered as a nondiscretionary plan. The Plan does not permit any discretion to be exercised as to:

                 (a) the selection of Directors to whom stock options under the Plan may be granted or allocated, and

                 (b) the number of shares granted or allocated to individual Directors under the Plan.

         3. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 13 hereof, the stock to be offered under the Plan shall be authorized but unissued or reacquired shares of the Common Stock of the Company, $0.01 par value (the "Common Stock"). The total number of shares of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed in the aggregate 200,000 shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Options granted under the Plan shall be evidenced by a form of Stock Option Agreement approved by the Chief Executive Officer of the Company and consistent with the terms of the Plan.

         4. PARTICIPANTS. Eligible participants under the Plan are duly elected members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates who are not eligible to participate in any other stock option plans now, or hereafter, sponsored by the Company ("Participants").

         5. OPTION PRICE. Shares of Common Stock shall be offered under the terms of the Plan at a price equal to the fair market value of such Common Stock on the day the option is granted. As used in the Plan, fair market value shall be the last reported sales price of the Common Stock on the date of grant or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which a sale is transacted.

         6. OPTION GRANTS AND OPTION PERIOD. Upon approval by the shareholders of the Company, each Participant in the Plan automatically shall be granted annually during the term of the Plan options to purchase 7,500 shares of Common Stock for each year of service as a Director. All aforesaid options shall be subject to the terms of the Plan. Such grants shall be made on the date of the Annual Meeting of Shareholders of the Company. Each option shall be exercisable at any time, or from time to time, six (6) months after the date of grant, but not later than ten (10) years from the date the option is granted. Each option shall be subject to earlier termination as hereinafter provided.

         7. EXERCISE OF OPTIONS. Each option shall be exercisable, and the total number of shares of Common Stock subject thereto shall be subject to purchase, at one time or in installments, which need not be equal, as the Participants may elect; provided that no option or portion thereof shall be exercised except in respect of whole shares of Common Stock.

         No option or portion thereof shall be exercised until the shares of Common Stock reserved for the purposes of the Plan have been registered under the Securities Act of 1933, as amended, or the availability of an exemption from such registration has been determined.

         Each option outstanding or hereafter granted shall be immediately exercisable in full, notwithstanding any provision to the contrary in the Plan or in any Stock Option Agreement:

                 (a) upon the tender or the acquisition by any single party or group of parties acting in concert of thirty-three and one-third percent (33 1/3%) or more of the outstanding shares of Common Stock pursuant to tender offer, exchange offer or otherwise; or

                 (b)      upon approval by the shareholders of the Company of
         (i) an agreement or plan of merger under which the Company will not be the surviving corporation; (ii) a plan or agreement of consolidation; or (iii) the sale, exchange or other disposition of all or substantially all of the Company's assets if, in any such case, all or any portion of the consideration offered to or to which shareholders of the Company may be entitled to receive in connection with such tender offer, exchange offer, merger, consolidation, or sale, exchange or other disposition is in the form of cash (other than cash received pursuant to the exercise of shareholders' rights of dissent or to eliminate fractional shares) or other property.

         8. CONSIDERATION FOR OPTION. Each Participant shall, as consideration for the grant of an option hereunder, agree to remain on the Board six months from the date of the grant of such option.

         Nothing contained in this Plan (or in any Stock Option Agreement executed pursuant to the Plan) shall interfere in any way with the term of office or any other rights or duties of a Director as set out in the Company's Restated Charter or Bylaws.

         9. PAYMENT FOR STOCK. Payment for shares of Common Stock purchased at the time an option is exercised shall be made by a Participant entirely in cash upon exercise of the option, or by delivering to the Company, upon exercise of the option, shares of Common Stock issued or issuable pursuant to such option that have an aggregate fair market value on the date of such delivery equal to the purchase price of all or some portion of the shares subject to the Participant's option, with the balance of the price of the shares, if any, paid in cash. Upon receipt of such payment, the Company shall deliver to the Participant a stock certificate for the purchased shares.

         Federal, state or local law may require the withholding of taxes applicable to gains resulting from the exercise of options under the Plan. The Company shall withhold from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of an option hereunder, a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding tax obligation, unless the Company in its sole discretion determines to accept a cash payment of such amount.

         10. RIGHTS IN THE EVENT OF TERMINATION. In the event a Participant shall cease membership on the Board (other than termination by reason of death, total and permanent disability, or retirement), any options which were exercisable at the time of such termination may be exercised at any time prior to the close of business six (6) months from the date of termination, or the next following business day, except that, in the case of termination for due cause, such options must be exercised within thirty (30) days from the date of termination, but, in either case, not later than ten (10) years after the grant of such options.

         For purposes of the Plan and the Plan only, "due cause" shall mean willful misconduct on the part of the Participant, gross negligence in the performance of the Participant's duties, or a material violation by the Participant of any agreement governing the terms of the Participant's service with the Company, as determined by the Company in its sole discretion.

         11. RIGHTS IN EVENT OF DEATH. In the event of the death of a Participant whose service on the Board has been terminated under the provisions of the Plan for reasons other than due cause, any options which were exercisable at the time of death may be exercised at any time prior to the close of business one (1) year from the date of death, or the next following business day, but not later than ten (10) years after the grant of such options, by any person previously designated in writing by the Participant which is delivered to the Company, or, in the absence of such written designation, by such person or persons as shall have acquired the right to exercise such options by will or by the laws of descent and distribution.

         12. OTHER RIGHTS. In the event of termination from the Board due to total and permanent disability or retirement, any options which were exercisable at the time of such termination may be exercised at any time prior to the close of business one (1) year following written certification which would be sufficient to qualify such Participant for benefits available to totally and permanently disabled employees under the Company-sponsored long-term disability plan (or its successor or equivalent), under the assumption such Participant was eligible for such benefits, or the effective date of retirement, but not later than ten (10) years after the grant of such options.

         13. RECAPITALIZATION. In the event of any change (through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Common Stock, the number of shares subject to any option under the Plan shall be equitably adjusted. A corresponding adjustment shall likewise be made in the number of shares and the exercise price per share of any shares subject to unexercised options or portions thereof that shall have been granted prior to any such change. However, any such adjustment shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share covered by the option.

         14. NONASSIGNABILITY. Options are not transferable otherwise than by will or the laws of descent and distribution, and are exercisable during a Participant's lifetime only by such Participant.

         15. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall remain in effect until all shares subject to options issued under the Plan shall have been purchased or distributed pursuant to such options; provided, however, that all such options must be granted prior to the tenth anniversary of the date of the approval of this Plan by the shareholders of the Company, and no option shall be granted under the Plan after such date. The Plan may be terminated, modified, suspended and amended by the shareholders of the Company. The Board of Directors may, without approval of the shareholders of the Company, suspend or terminate the Plan or modify or amend the Plan in any respect deemed advisable or convenient other than to change:

                 (a) the maximum number of shares for which options may be granted under the Plan;

                 (b) any option price, other than to change the manner of determining the fair market value of the Common Stock for the purposes of Section 5 hereof, or to conform with any then applicable provisions of the Code or regulations or rulings thereunder;

                 (c)      the maximum term of any option;

                 (d) the provisions of the Plan relating to the determination of the Directors to whom options may be granted; and

                 (e) the provisions of the Plan relating to adjustments to be made upon changes in the capitalization of the Company.

         Notwithstanding the foregoing, the Plan may not be modified or amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act, or the rules thereunder.

         The termination, modification or amendment of the Plan shall not, without the consent of a Participant, affect such rights under an option theretofore granted hereunder.

         16.     EFFECTIVE DATE.  The Plan shall become effective February 10,
1989.

                                                                      APPENDIX B

                    CHILDREN'S COMPREHENSIVE SERVICES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, AUGUST 16, 1995

    The undersigned hereby appoints William J Ballard and Donald B. Whitfield and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of Children's Comprehensive Services, Inc. (the "Company"), to be held on Wednesday, August 16, 1995, at the offices of the Company at 805 South Church Street, Murfreesboro, Tennessee at 10:00 a.m., local time, and any adjournments thereof.

(1) ELECTION OF DIRECTORS:

    / / FOR all of the following nominees (except as indicated to the contrary below):

    William J Ballard, Amy S. Harrison, Martha A. Petrey, Ph.D., Thomas B. Clark, Joseph A. Fernandez, Ed.D., and David L. Warnock.

    / / AGAINST the following nominee(s); (please print name(s)):

    ----------------------------------------------------------------------------

    / / WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominee(s); (please print name(s)):

    ----------------------------------------------------------------------------

    / / AGAINST all nominees

    / / WITHHOLD AUTHORITY (ABSTAIN) to vote for all nominees.

(2) For approval of the amendments to the 1989 Stock Option Plan for Non-Employee Directors.

  / /  FOR                / /  AGAINST                / /  WITHHOLD AUTHORITY
                                                           (ABSTAIN)

(3) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the 1996 fiscal year.

  / /  FOR                / /  AGAINST                / /  WITHHOLD AUTHORITY
                                                           (ABSTAIN)

(4) In their discretion on any other matter which may properly come before the meeting or any adjournment thereof.

                    (PLEASE DATE AND SIGN THIS PROXY BELOW.)

    Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors, FOR the amendments to the 1989 Stock Option Plan for Non-Employee Directors and FOR the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the 1996 fiscal year.

                                               Date:  ___________________, 1995

                                               PLEASE SIGN HERE AND RETURN
                                               PROMPTLY

                                               -------------------------------

                                               -------------------------------

                                               Please sign exactly as your name
                                               appears at left. If registered
                                               in the names of two or more
                                               persons, each should sign.
                                               Executors, administrators,
                                               trustees, guardians, attorneys,
                                               and corporate officers should
                                               show their full titles.

- --------------------------------------------------------------------------------

 If you have changed your address, please PRINT your new address on this line.